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                                                                 EXHIBIT 10.10.4

                                AMENDMENT OF THE
                          PULITZER PUBLISHING COMPANY
                  SUPPLEMENTAL EXECUTIVE BENEFIT PENSION PLAN
                             DATED JANUARY 18, 1990

     Effective January 1, 1988 Section III.B of the Pulitzer Publishing Company Supplemental Executive Benefit Pension Plan is amended by adding the following:

     "Provided however, that for Participants who perform at least one hour of service on or after January 1, 1988, in no event shall the amount of the late retirement benefit payable be less than the Participant's Accrued Benefit calculated to include all Years of Service and Compensation earned following the Participant's Normal Retirement Date."

                                          PULITZER PUBLISHING COMPANY

                                          /s/ RONALD H. RIDGWAY
                                          --------------------------------------
                                          Ronald H. Ridgway
                                          Senior Vice President -- Finance